UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

OBLONG, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

25587 Conifer Road, Suite 105-231 Conifer, Colorado 80433 (Address of principal executive offices, zip code)

(303) 640-3838 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 18, 2023, Oblong, Inc. (the “Company”) entered into warrant exercise inducement offer letters (“Warrant Repricing Letters”) with certain holders of outstanding (i) series A warrants to purchase shares of the Company’s common stock, (ii) series B warrants to purchase shares of the Company’s common stock, (iii) warrants to purchase shares of the Company’s common stock originally issued on October 2020 and (iii) warrants to purchase shares of the Company’s common stock originally issued on December 2020 (such holders, the “Exercising Holders,” and such warrants, the “Existing Warrants”), pursuant to which the Exercising Holders agreed to exercise, for cash, Existing Warrants to purchase, in the aggregate, 339,498 shares of the Company’s common stock (the “Existing Warrant Shares”), in exchange for the Company’s agreement to lower the exercise price of the Existing Warrants to $1.71. Additionally, the Exercising Holders agreed not to sell, transfer or otherwise dispose of any shares of Company common stock acquired in the exercise of the amended Existing Warrants from April 18, 2023 and through and including April 24, 2023.

The foregoing summaries of the Warrant Repricing Letters do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Securityholders.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Warrant Repricing Letter.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OBLONG, INC.

Date: April 24, 2023                    By:    /s/ Peter Holst
Name: Peter Holst
Title: President & CEO